UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) November 12, 2002


                     ModernGroove Entertainment, Inc.
          --------------------------------------------------
          (Exact name of Registrant as specified in charter)


                  Nevada               0-26073         86-0881193
       ----------------------------  -----------   -----------------
       (State or other jurisdiction  (Commission   (I.R.S. Employer
        of incorporation)             File Number)   Identification)

   2435 N. Central Expressway Suite 1200, Richardson, TX     75080
   -----------------------------------------------------   ----------
        (Address of principal executive offices)           (Zip Code)


   Registrant's telephone number, including area code: (214) 712-7336
                                                       --------------

           1801 E. Tropicana, Suite 9, Las Vegas, NV  89119
    --------------------------------------------------------------
    (Former name or former address, if changed, since last report)

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

Certain statements in this report, including statements in the following discussion which are not statements of historical fact, are what are known as "forward looking statements," which are basically statements about the future, and which for that reason, involve risk and uncertainty, since no one can accurately predict the future. Words such as "plans," "intends," "will," "hopes," "seeks," "anticipates," "expects," "goal" and "objective" often identify such forward looking statements, but are not the only indication that a statement is a forward looking statement. Such forward looking statements include statements of the Company's plans and objectives with respect to the present and future operations of the Company, and statements which express or imply that such present and future operations will or may produce revenues, income or profits. Numerous factors and future events could cause the Company to change such plans and objectives, or fail to successfully implement such plans or achieve such objectives, or cause such present and future operations to fail to produce revenues, income or profits. Therefore, the reader is advised that the following discussion should be considered in light of the discussion of risks and other factors contained in this Form 8K and in the Company's other filings with the Securities and Exchange Commission, and that no statements contained in the following discussion or in this Form 8-K should be construed as a guarantee or assurance of future performance or future results.

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

ModernGroove Entertainment, Inc. (the "Company") entered into a Merger Agreement with Immediatek, Inc., a private company duly incorporated in accordance with the laws of the State of Texas.

Pursuant to the terms of the Merger Agreement, ModernGroove Entertainment, Inc. shall issue to Immediatek the sum of four million (4,000,000) Preferred Class
A Shares in full payment for the ESP business of Immediatek. The ModernGroove Entertainment, Inc. Preferred Class A Shares shall have a conversion rate of one (1) preferred share equals one hundred (100) ModernGroove Entertainment, Inc. common shares. Upon conversion to common shares, these shares will be issued to the two Immediatek shareholders, i.e., Zach Bair, and Tim DeWitt under the securities transaction exemption afforded by Section 4(2) of the Securities Act of 1933. These shares are restricted securities. These shares will not be available for public resale without registration under applicable securities laws or exemptions from those registration requirements. Prior to the Merger Agreement, there were 30,650,700 Common Shares and no Preferred Shares of ModernGroove Entertainment stock issued and outstanding. As approved by a Board Resolution, the Company shall execute the conversion of the 4,000,000 preferred shares, which then convert to 400,000,000 common shares.

All of the shares issued following this combination will be issued as follows:


                              Preferred
                               Class A      Number of Shares
                              Number of   following conversion    Percent
Name(1)       Position          Shares       to Common Stock    Ownership(2)
----------------------------------------------------------------------------
Zach Bair     Chairman/CEO    2,200,000       220,000,000         51.1%
Tim DeWitt    President       1,800,000       180,000,000         41.8%
Ken Upton     Secretary               0                 0          0.0%
                             -----------------------------------------------
All Executive Officers and
    Directors as a Group
    (3 persons)               4,000,000       400,000,000         92.9%


1) Business Address: 2435 N. Central Expressway Suite 1200, Richardson, Texas 75080.
2) Percentages are based on 430,650,700 shares. This number is based on the current issued and outstanding common shares of 30,650,700 plus the conversion common shares of 400,000,000.

Since ModernGroove Entertainment virtually has no assets, the issuance of these shares would have a negligible dollar dilution affect on the common shares. The dilution affect will occur if the Company can generate revenues and profits.

Pursuant to Nevada Corporate law, NRS 78.335(5), the Board of Directors filled all of their Board vacancies with the nomination and acceptance of Mr. Zach Bair, Mr. Tim DeWitt, and Mr. Kenneth D. Upton, Jr., effective immediately. At the same time, the previous Board members resigned their positions from the Company. The new board members will hold office for the unexpired term of their predecessors and/or until their successor(s) are elected and qualified. Further, the Board of Directors appointed Zach Bair as Chairman of the Board, Chief Executive Officer and Treasurer of the Company, Tim DeWitt as President and Kenneth D. Upton, Jr. as Secretary and General Counsel, effective immediately.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

The consideration exchanged pursuant to the Share Exchange Agreement was negotiated between ModernGroove Entertainment, Inc. and Immediatek, Inc. (See Exhibit 2 "Merger Agreement.")

BUSINESS
---------

Except for historical information the matters set forth herein, which are forward-looking statements, involve certain risks and uncertainties, and other factors which may cause the actual results, performance, or achievement expressed or implied by such forward-looking statements to differ. There are risks and uncertainties that the company will be unable to generate a market for the Company's products and thus will not provide the benefits to the Company's stockholders as anticipated. Other potential risks and uncertainties include, but are not limited to, the market acceptance and amount of revenues anticipated to be created, the Company's ability to raise sufficient capital for operations.


COMPANY OVERVIEW - IMMEDIATEK, INC.
-----------------------------------

Immediatek, Inc., is an "Efficient Solutions Provider," or "ESP" company, located in the Richardson, TX Telecom Corridor. Additionally, Immediatek has a parallel software development effort.

Immedatek offers IT outsourcing solutions with available 24x7 TekNet OnCall technicians, and a guaranteed minimum 2-4 hour response time. Immediatek offers a reduced hourly rate as compared to its competition, based on the Company's unique processes and low overhead built into the TekNet OnCall product. Immediatek philosophy is to offer top-quality service at prices that do not deter any customer from picking up the phone and calling. Additionally, management takes pride in their fast turnaround and next-day customer follow-up are customer-oriented services that make Immediatek stand out.

Immediatek is opportunistic in nature, and has expanded its product offering to include the process automation and re-engineering expertise of Zach Bair, who founded $12.4 million venture-backed PowerUp Networks in the year 2000, as well as a small library of widely appealing software products. Immediatek also uses internal processes and algorithms, which Bair developed to streamline its own operations and increase profitability while reducing cost. Immediatek uses these techniques in its TekNet OnCall IT support products, as well as custom solutions.

Since Bair left PowerUp in 2001, he has been developing ideas surrounding the TekNet OnCall services, and has focused on building a team and priming "long term" clients. Immediatek has a two-fold growth plan for 2002/3:

    a) create a new market opportunity with the unique TekNetOnCall services, which are ideal for executive suite companies and hotel chains, among others; and,

    b) grow existing professional services client base based on channel partners, industry contacts, reputation, and aggressive sales.

Eventually, Immediatek plans to offer software solutions for sale as a result of internal development and based on its processes.


Market Opportunity
------------------

The home PC service market is currently over $400 billion in size, according to sources including the Gartner Group. The TekNet OnCall service is a totally new concept in providing IT support, and is ideal for small to medium sized companies who can't afford to have a full-time support staff,
as well as individual users   To date, there are many companies that offer
outsourcing of these types of services, however, there are no other companies which management has identified that utilizes the unique pricing models, offered by the Company.

Therefore, TekNet OnCall is perfect for companies such as executive office suites, hotels, hi-rise apartment buildings, and other real estate where there is basically a "captive audience" and an opportunity not only to sell to the owners/managers of the property, but also on an exclusive basis to their clients within. Immediatek will offer a single point of contact for all IT needs including software, hardware, and support, and the owner/ property manager can then simply place the Company's fee into their standard billing cycle to their clients, and provide themselves with a recommended markup for their environment. As small companies grow, Immediatek can grow with them.


Business Strategy
-----------------

The principal goal of the Company's market strategy is to rapidly enter the market generating sales as soon as possible in order to achieve the revenue target and to maximize company valuation and demonstrate a leadership position in IT outsourcing and IT related professional services.
NOTE:  Immediatek is already producing revenue.

Other goals of the go-to-market strategy include:

o Fully utilize management's background in process automation and IT support to enhance brand image and provide a direct source of ideas for product development;

o Protect the integrity of Immediatek's customer value proposition thereby increasing the number of reference sites, unpaid referrals and follow on business;

o Increase sales using business partners in order to allow Immediatek to extend its sales footprint without the requirement for a large investment in a direct sales force

o Allow Immediatek to focus on its core competence as a solutions company focused on being the leader in IT outsourcing through the creation of a new paradigm in performance around time, productivity and profitability;

The strategy must also acknowledge a number of key issues which include:

o The existence of a market sweet spot-the existence of the need for services provided with the Company's pricing model, which includes a flat-fee hourly rate coupled with a "no trip charge" policy.

o Key account customers offer multiple sales opportunities- within enterprise, there exists various market segments. For example, opportunities exist to extend beyond the present business relationship with an internal IT Department, a cost center, to revenue generating parts of these organizations such as their own Outsourcing and Software Solutions business.

In conclusion, Immediatek will pursue the following Go-to-Market strategy which directly addresses its goals, the key issues and embraces the Company's business philosophy "to think big, start small and scale rapidly".


Market Strategy
---------------

Immediatek will pursue a hybrid channel strategy comprised of the following channels to market to reach its chosen target markets, namely:

o     Signature and Channel Accounts.

o IT Departments in the Enterprise market and companies that possess professional services arms

o The "small business" users and home users which generally cannot afford to have an IT person on-staff on a full-time basis, and which comprise a large portion of the market and are generally passed over by other IT consulting companies in favor of the large accounts

Three channels to market will be created and include the following channel segments:

o Signature Accounts- Immediatek will directly target and pursue a handful of large Enterprise customers. These types of customers offer multiple revenue opportunities and serve to build brand image, drive referrals and help direct the product evolution path.

o Professional Services and Value Added Resellers-Immediatek will pursue the IT Department and professional services markets indirectly by securing reseller agreements with key players in the PC hardware and software retailers industry. Notably, deals with nationwide superstores such as Microcenter offers enormous promise.

o Consultancies- Immediatek will also pursue the IT Department and professional services markets via the consulting community. This channel will be further segmented into "tier 1" consultancies including the Big 5 and "tier 2" consultancies. It is further anticipated that some of these Consultancies will become customers also as they will likely wish to use the Immediatek's processes and methodologies.


Sales and Marketing Strategy - Top 3 Priorities
-----------------------------------------------

1. Primary focus will be to support sales team on lead adopter sign up and building 2001 order funnel

o Create excitement within channels and support sales team with business case to win End-Users

o Position Immediatek as the Industry and price leader in IT outsourcing through the use of advanced processes, methodologies and technology.

o Leverage high profile reference accounts (testimonials, video's, CD's, Customer events) to appeal to and break into mass market customer base.

o    Maximize opportunities generated from company launch/Comdex 2003


2. Focus marketing dollars on winning market share and mind share in the high growth IT outsourcing and associated customer bases.

3.   Drive double edged marketing campaign:

o Deploy push Marketing Program to key channels, OEM Manufacturers, Retail Outlets, Consultancies and Outsourcing Agents and respective client lists

o Pull through (viral based) Marketing Program to consumers, user groups, B2B exchange users and Telco Hotel users.

Opportunities:  Old Method - IT Outsourcing
-------------------------------------------

In the current IT outsourcing climate, there are some basic understandings that go along with obtaining an outsourcing solution: 1) it will be costly, and 2) sometimes you do not know what you pay for. Multiple organizations within a business are involved, which can cause the entire process to become mysterious and convoluted. For instance, based on experience with at least one Fortune 500 company, they were spending over $1.1 million per year on IT outsourcing solutions, but they could not identify explicitly how the budget was being spent.

Additionally, a typical PC tech, for instance, can cost anywhere from $75 to $150 per hour, and most of the time will include a "trip charge" that can be as much as $65 just for them to show up at the door. Moreover, an end user will balk at spending this type of money, and rather than call for help, they will end up spending hours of their own time trying to solve the problem themselves. Ultimately, they would have ended up spending more because of their own valuable time.

Large companies, on the other hand, spend this kind of money because this is simply what they are used to paying. Many consulting companies take advantage of this because they know that the big companies will pay it. Companies also feel that since they pay for more then they will get more in return. Unfortunately, this is a huge myth in the industry and must be overcome to drive prices down and to stir growth in the overall market.


Immediatek TekNet OnCall
------------------------

The Immediatek TekNet OnCall product can reduce the cost of IT outsourcing solutions by as much as 30-80% in some cases. By utilizing revolutionary pricing models and groundbreaking methodologies, TekNet OnCall blows away the myth of expensive IT support. On the surface, the simplest TekNet
OnCall package is just a low-priced model which is translated from Immediatek's low overhead. The end-user is charged a flat, market-driven rate which is substantially lower than the competition, in combination with no extraneous expenses such as trip charges. The result is that the consumer (or business partner) is more likely to pick up the phone and less likely to balk at the pricing.

The TekNet OnCall product is built upon a foundation of not charging the end user and exorbitant rate and by instilling brand loyalty by outstanding customer service and follow up. The main thrust of loyalty is driven by these simple tactics:

o     Flat, market-based hourly fee ($75 in Dallas, for instance)

o     Guaranteed call-back from a technician within 1/2 hour

o     Guaranteed on-site response within 2-4 hours

o     Follow-up with the customer the following day to insure satisfaction.

These policies when delivered on a consistent basis will insure brand loyalty and consistently grow the business through reputation and word of mouth.

Additionally, Immediatek will outsource 24 x 7 telephone support to a yet-to-be-identified entity, thereby allowing the company to focus on the OnCall product suite.


MANAGEMENT
----------

The members of the Board of Directors of the Company serve until the next annual meeting of stockholders, or until they have been elected by
the shareholders.   The officers serve at the pleasure of the Board of
Directors. Information as to the directors and executive officers of the Company is as follows:


Name                     Age               Title
------------------------------------------------------------------------
Zach Bair                40                Chairman/CEO/Treasurer
Tim DeWitt               35                President
Kenneth D. Upton, Jr.    47                Secretary and General Counsel




Duties, Responsibilities and Experience:


Zach Bair, Chairman of the Board, CEO and Treasurer
---------------------------------------------------

Zach Bair, CEO and Chairman of Immediatek, Inc., is the 40 year old innovator behind the term "Efficient Solutions Provider" and is a recognized expert in business process engineering through the use of technology. Bair has been a professional consultant in the IT industry since 1986, and in recent years gained notoriety for founding Richardson, Texas software company PowerUp Networks. Started in 2000 by Bair, PowerUp was based on complex web-based software and processes he authored during full-time employment with American Airlines and Sabre, Inc. Two of Bair's other original web ventures were a Texas-based job website, and a sister website of TexasComputerJobs.

Before and during his tenure at Sabre, Bair conceived and authored what is now the flagship product of PowerUp Networks, "Rapid Network Deployment," or RND. A venture-backed PowerUp Networks of Richardson, TX, was founded by Bair in the year 2000.

After striking a deal with Sabre, who now employs the same product which they know as "Warped," for "Wide Area Router Production Environment and Design," Bair set out to find VC funding, and approached HO2 Partners, LLC, after reading an article about their company in The Dallas Morning News. Subsequently, Bair met with Charles Humphreyson and Dan Owen, of HO2, and then with STARTech, the Richardson, Texas-based Startup Accelerator. Together, along with independent investor Dennis Gorman, both companies funded Bair in the seed round of financing, which was $600K. Bair then brought on Alan Shannon, formerly of Read-Rite Corporation, EDS and TI, as CEO, and Peter Donovan, formerly of Nortel, as Chief Marketing Officer. Kevin Clark was then enlisted as VP for Development. In less than three months, the core PowerUp management team, lead by Bair and Shannon, raised over $12 million in a Series A funding event, the lead investor again being HO2 partners.

Bair is a U.S. Air Force veteran, and attended Louisiana State University in Shreveport, LA, and then Stephen F. Austin State University in Nacogdoches, majoring in English.

Bair has over 17 years professional experience in business and Information Technology. In 1986, while attending college, Bair sewed his entrepreneurial seed and started a successful desktop publishing and advertising firm, which also provided technical consulting, in Nacogdoches, Texas. Bair relocated to Houston in 1990, after selling the ad agency, first pursing a hybrid position at the Galveston Daily News as Art Director & Columnist/Network Administrator, and then pursuing a purely technical career. This involved primarily providing consulting services to such Fortune 500 companies as Marathon Oil, Arco Oil & Gas, and MD Anderson Cancer Center.

Bair moved to Dallas in 1995, and continued to provide consulting services to companies including Nortel, Sprint, EDS, and Sabre, as well as entertaining a short tenure as IT Manager for the Dallas City Attorney's Office.

Bair has many interests outside of being an entrepreneur, such as flying his own aircraft, and writing/recording rock & pop music. Concurrently with employment and his computer-related businesses, Bair has successfully provided management, lead vocals and guitar duties for his band No Control, as well as producing and distributing three No Control CDs, all of which have received airplay.

Bair currently resides in Plano, Texas and continues to serve as CEO and Chairman of Immediatek, Inc.


Tim DeWitt, President
---------------------

Tim DeWitt, President of Immediatek, Inc., has been successfully managing IT consulting and technical firms for the past eight years. Tim's involvement in startups as well as $500 million companies has earned him the reputation of having the "Midas Touch".

DeWitt not only has experience managing sales teams in excess of 40+ people, he also has been directly responsible and provided leadership and guidance for companies boasting multiple locations in different cities and states. This included managing over 100 technical employees as well as handling P&L and day to day operations in several scenarios.

A true professional through and through, DeWitt's most recent success prior to his involvement with Immediatek was in growing a stalled IT consulting firm by 42% in a less then ideal economic environment.
DeWitt has previous startup experience as founder of Completion Consulting, where he built the company to over $3.5 million in revenue in less than one year. DeWitt continued to aggressively perform in Completion, growing sales by over 300% in his last year with that company. His background in Recruiting and Sales Management, and his strong background in the financial industry has added to the many successes he has had with his past companies. DeWitt has a solid background in financials and budgeting starting at Lomas Financial, where he was one of the youngest AVP.

DeWitt can use his driven and outgoing personality coupled with his high-level contacts to put a company in the black in a very short period of time. He is a dynamic management and technology executive with a proven track record of significant contributions to bottom-line performance and ROI.

DeWitt holds a BA in Public Relations with a minor in Professional Communications from Texas Tech University. DeWitt is connected in the Dallas business community, and has received awards from the Dallas Urban League, US Department of Labor and the City of Dallas for being an outstanding employer. DeWitt currently serves on the Turtle Creek Association and the Executive Geek Meet; he currently resides in the Turtle Creek area of Dallas, TX.


Kenneth D. Upton, Jr., Secretary and General Counsel
----------------------------------------------------

Kenneth Upton, General Counsel and Secretary for Immediatek, Inc., most recently served as a partner in his own firm, Noland, Upton and Wenzel, P.C. Mr. Upton is an expert in civil trial in both state and federal courts. His expertise ranges from commercial collection, bankruptcy and antitrust, to insurance coverage and liability.

Mr. Upton's regular court admissions include the United States Supreme Court, as well as the U.S. 10th Circuit Court of Appeals. He is a member of the American Bar Association, Commercial Law League, Dallas Bar Association, Defense Research Institute, and others.

His published works, among others, include "Staley v. Bridgestone/Firestone, Inc." (10th Circuit 1997); "State by State Summary of the Learned
Intermediary Doctrine as a Springboard for Summary Judgement (Committee on Products Liability Litigation, July 1993); and Underwriters and Lloyds of London vs. North American Van Lines, 10th Circuit 1989.

Mr. Upton received his Bachelor of Science (Magna Cum Laude) from Oklahoma City University in 1977, and his Juris Doctor with Honors from the Oklahoma City University School of Law in 1987 (attended part-time while employed full-time).

Mr. Upton was ranked 1st in a class of 33; he was a member of the Honor Roll; and a Member of Phi Delta Phi Legal Honor Society.

Kenneth Upton currently resides in Dallas, TX.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
----------------------------------------------

Upon execution of the Merger Agreement, two Immediatek shareholders, who are both officers and directors of the Company will receive 4,000,000 Class A Preferred shares issued from ModernGroove Entertainment, Inc. These shares have a conversion rate of one (1) preferred share which equals one hundred
(100) ModernGroove Entertainment, Inc. common shares. (See "Item 1. Changes in Control of Registrant" above).

Prior the Merger Agreement, no Immediatek shareholders were shareholders of ModernGroove Entertainment, and Likewise, not ModernGroove Entertainment shareholders were shareholders of Immediatek.


ITEM 5.  OTHER EVENTS

On October 28, 2002, by Board Resolution of the Company increased its authorized common stock from 200,000,000 shares, par value $0.001 per share to 500,000,000 shares, par value $0.001 per share. The Board Resolution was passed with the consent of less than ten shareholders who own 80% of the outstanding common shares. The vote for such amendment was 24,400,000 shares or 80% and the number voted against such amendment was 0. This vote has been reflect on the Certificate of Amendment filed with the Nevada Secretary of State.

The capital change was made effective by filing a Certificate of Amendment to the Company's Articles of Incorporation with the Nevada Secretary of State. A copy of the filed Certificate is attached as an exhibit to this report.
(See "Exhibit 3 - Certificate of Amendment").

By recent Board Resolution, the Board approved the Company shall execute the conversion of the 4,000,000 preferred shares, which then convert to 500,000,000 common shares, which were issued per the terms of the Merger Agreement (See "Exhibit 2 - Merger Agreement").

The Corporation's mailing address and business address have been changed from 1801 E. Tropicana, Suite 9, Las Vegas, NV 89119 to 2435 N. Central Expressway Suite 1200, Richardson, TX 75080, effective immediately.

By recent Board Resolution, the Board approved a change its corporate name from ModernGroove Entertainment, Inc. to Immediatek, Inc. to better reflect its new business focus. The Company plans to file a Certificate of Amendment to its Articles of Incorporation, with the Nevada Secretary of State to reflect this name change.

ITEM 7.  FINANCIAL STATEMENTS

         (a) Financial Statements of business acquired.

         The issuer will file historical financial statements of the acquired business, as required by Securities and Exchange Commission Regulations, within 60 days from the date of this report.

         (b) Pro Forma financial information.

         The issuer will file proforma financial statements within 60 days from the date of this report.

         (c) Index to Exhibits.

         Exhibit Number                     Description

              2.0                        Merger Agreement
              3.0 Certificate of Amendment of Articles of Incorporation filed Secretary of State Nevada



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ModernGroove Entertainment, Inc.

                                    By:  /s/ Zach Bair
                                    ----------------------------------
                                             Zach Bair
                                             Chief Executive Officer

Date:  November 15, 2002